INFORMATION REQUIRED IN PROXY STATEMENT



                            SCHEDULE 14A INFORMATION



               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



Filed by the Registrant [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12



                            GALLERY OF HISTORY, INC.
     _____________________________________________________________________
                 (Name of Registrant as Specified In Its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:





                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822



                 ______________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 ______________________________________________



TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:

	The Annual Meeting of Stockholders of Gallery of History, Inc. (the "Company") will be held at 3195 Humber Road, Victoria, British Columbia, Canada V8R 3S9, on September 26, 2008, at 8:00 a.m. local time for the following purposes:

        1. To elect five members to our Board of Directors to serve until our next annual meeting of the stockholders or until their successors are duly elected and qualified;

        2. To ratify the appointment of Piercy, Bowler, Taylor & Kern as the Company's independent public accountants for the fiscal year ending September 30, 2008; and

        3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

	Stockholders of Common Stock of the Company of record at the close of business on August 6, 2008 will be entitled to vote at the meeting or any adjournment(s) thereof.

					By order of the Board of Directors,


					TODD M. AXELROD,
					Chairman of the Board
Las Vegas, Nevada
August 26, 2008

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.





                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822

                                _________________

                                 PROXY STATEMENT
                                _________________

 	The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on September 26, 2008 and any adjournment(s) thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

	All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the ratification of the appointment of Piercy, Bowler, Taylor & Kern, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. A proxy may also be revoked by attending the Meeting and voting in person.

	The presence at the Meeting, in person or by proxy, of the holders of a majority of all of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting us to conduct business at the Meeting.
If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of a quorum, but will not be counted as votes cast "for" or "against" any given matter. If less than a majority of outstanding shares of Common Stock entitled to vote are represented at the Meeting, a majority of the shares present at the Meeting may adjourn the Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Meeting before an adjournment is taken.

	The affirmative vote, either in person or by proxy, of a majority of the votes cast at the Meeting is required for the election of the directors and for the ratification of our independent public accountants. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matter, and thus will have the same effect as negative votes.
A properly executed proxy marked to "Withhold Authority" with respect to the election of one or more nominees for director will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors. A properly executed proxy marked "Abstain" with respect to the ratification of our independent public accountants will not be voted for the ratification, although it will be counted for purposes of determining whether there is a quorum.

	The Company is soliciting these proxies and will pay the entire expense of soliciting the proxies, which solicitation will be by use of the mails, such mailing to take place on or about August 26, 2008.

	Only stockholders of record as of the close of business on the record date, August 6, 2008, will be entitled to vote. There were 6,425,984 shares of Common Stock of the Company outstanding as of August 6, 2008, and 1,615,861 shares of non-voting Series A Preferred Stock. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. As of the record date, our directors and executive officers owned of record 5,322,195 shares of Common Stock, representing 82.8% of the outstanding shares of Common Stock entitled to vote at the Meeting, thus virtually ensuring the approval of all of such proposals to be voted on at the Meeting. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the Meeting for examination by any stockholder.




                              ELECTION OF DIRECTORS
                              _____________________

	Our Board of Directors currently consists of five directors. At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. The following five persons have been nominated for election to our Board of Directors. All of the nominees are being re-elected to the Board. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Proxies not marked to the contrary will be voted for the election of the following five persons.
                                                              Year First
                                     Position(s) with          Became a
    Name               Age             the Company             Director
    ----               ---         ----------------------     --------
Todd M. Axelrod        58          President and Chairman        1981
                                   of the Board of Directors

Rod R. Lynam           60          Treasurer/Assistant           1984
                                   Secretary and Director

Dr. Michael Rosenman   47          Director                      2002

Roger Schneier         65          Director                      2006

Peter Kuhr             60          Director                      2007

	Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. Mr. Axelrod has been a private collector of valuable historical documents since 1968.
Mr. Axelrod authored a book entitled The Handbook of Historical Documents -- A Guide to Owning History, which is being sold by the Company.

	Rod R. Lynam has been Treasurer of the Company since September 1984.

        Michael Rosenman, M.D., Ph.D., has been a practicing physician specializing in the field of Pediatrics since 1988. Prior to establishing private practice offices in Las Vegas in 1996, Dr. Rosenman was associated with UCLA's Department of Medicine, Division of Hematology/Oncology, and with Children's Hospital in Orange County, California. His practice employs multiple offices and physicians.

        Roger Schnier has been retired since January 2005. Prior to his retirement he was President for twenty-five years of Ben's Auto Parts and Be-Mack Warehouse, both located in Bronx, New York.

        Peter Kuhr is currently the president of, and a partner in, Capital Iron 1997 Ltd., a specialty retail operation servicing the Victoria, British Columbia market. Prior to this position, in 1996, he was general merchandise manager of the textiles division of Eaton's of Canada, then a major department store with over 100 stores across Canada. Mr. Kuhr is a member of the Board of Directors for the Downtown Victoria Business Association and is an active fund raiser and volunteer with a number of community organizations including the United Way and the Prostate Centre.


	The Board of Directors recommends that the stockholders vote "FOR" the nominees for directors.





                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 _______________________________________________

	The following table sets forth certain information, as of August 10, 2008, pertaining to ownership of the Company's Common Stock by those persons known to the Company to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company, by each executive officer included in the summary compensation table, and by all officers and directors of the Company as a group:

      Name of Beneficial                   Number of           Percent
      Holder (1) (2)                        Shares            of Class
      ------------------                   ---------          --------
      Todd M. Axelrod (3)                  6,962,101            85.5%

      Rod Lynam                                  210             (4)

      Dr. Michael Rosenman                       -0-             (4)

      Roger Schneier                          74,900             1.2%

      Peter  Kuhr                                -0-             (4)

      Gerald Newman                          493,000             7.7%
      17161 Coral Cove Way
      Boca Raton, Florida 33496

      All officers and directors           7,037,211            86.4%
      as a group (5 persons)(3)

(1)	The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2)	The individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3)	Includes 1,715,016 shares of Common Stock issuable upon conversion of
        1,615,861 shares of Series A Preferred Stock owned of record by Mr. Axelrod.

(4)	Less than 1%.






                     MEETINGS OF THE BOARD OF DIRECTORS AND
                        INFORMATION REGARDING COMMITTEES
                        ________________________________

      The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. All such communications shall be in writing and addressed to the Company's President, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822. All communications will be compiled by the Company's President and submitted to the Board of Directors or individual directors, as applicable.

      Pursuant to Nasdaq Marketplace Rule 4350(c) a majority of the Board of Directors must be independent unless the issuer is a "controlled company."
The Company is a "controlled company" because Mr. Axelrod owns more than 50% of the voting power of the Company. Accordingly, the Company has elected to be treated as a controlled company and thereby be exempt from the director independence requirements, and the independent director requirements pertaining to a nominating committee and compensation committee.

      The Board of Directors held three meetings during the fiscal year ended September 30, 2007. All directors attended or participated by telephone at such meetings. Directors are expected to attend each Annual Meeting of Stockholders. All of the then current members of the Board of Directors attended or participated by telephone at last year's annual meeting held on September 15, 2007.

      The Board of Directors has a Compensation Committee currently consisting of Dr. Michael Rosenman and Mr. Roger Schneier. The Compensation Committee reviews and recommends to the Board compensation for officers and issuance of stock options. The Compensation Committee did not meet during fiscal 2007.

      In fiscal 2007, the Company's Audit Committee consisted of Mr. Kuhr, Chairman, Dr. Rosenman and Mr. Schneier. The Board of Directors, at a meeting held on March 13, 2007, elected Mr. Peter Kuhr as a member and Chairman of the Audit Committee. The Company's Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company's consolidated balance sheet, income statement and cash flow statement. In addition, the Board of Directors has determined that Peter Kuhr is an "audit committee financial expert" as that term is defined by the rules and regulations of the Securities and Exchange Commission. Also, the Board of Directors has determined that each of these individuals is an "independent director," as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC and the rules and regulations of the Securities and Exchange Commission.

      The Audit Committee appoints the Company's independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. It also discusses matters concerning the Company's financial statements or other results of the audit. The Audit Committee operates under a written Audit Committee Charter adopted by the Board of Directors. The charter is posted on our website under Investor Relations at http://www.historyforsale.com. In addition, the Audit Committee oversees treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding the Company's accounting and auditing matters. Any employee with such complaints or concerns is encouraged to report them to the Chairman of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee. The Audit Committee met four times during fiscal 2007 with all members attending in person or by telephone.

      The Board of Directors does not have a standing nominating committee, such function being performed by the Board as a whole. In determining the criteria for membership, the Board considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in context of the perceived needs of the Company at the time, including the following experience and personal attributes: financial acumen; general business experience; industry knowledge; diversity; special business experience and expertise; leadership abilities; high ethical standards; independence; and overall effectiveness. The Board of Directors may receive recommendations for Board candidates from various sources, including the Company's directors, management and stockholders.

      The Board will review all recommended candidates in the same manner regardless of the source of the recommendation. Recommendations from public stockholders should be in writing and addressed to: Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822,
Attention: Stockholder Communications, and must include the proposed candidate's name, address, age and qualifications together with the information required under federal securities laws and regulations. Such communication must be received in a timely manner and also include the recommending stockholder's name, address and the number of shares of Common Stock, and the length of time beneficially held. See "Stockholder Proposals and Nominations."







              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
              _________________________________________________


      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by applicable rules and regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Except as provided below, and to the Company's knowledge, during the fiscal year ended September 30, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with. In making these disclosures, the Company has relied solely on a review of the copies of such reports furnished to the Company and representations of its directors, executive officers and its greater than ten percent stockholders. In August 2008, Mr. Axelrod filed a Form 5, reporting the issuance of the Company's non-voting Series A Preferred Stock to him on January 20, 2006, and the four subsequent increases in the conversion rate based upon increases in the liquidation value of the Series A Preferred Stock as a result of accrued and unpaid dividends.







                            EXECUTIVE COMPENSATION
                            ______________________

      The following table sets forth all compensation awarded to, earned by, or paid by the Company during our fiscal year ended September 30, 2007 to our Chief Executive Officer, and to any executive officer who received compensation in excess of $100,000 for the last completed fiscal year (each a "Named Executive Officer").



                          SUMMARY COMPENSATION TABLE
                          --------------------------

                                        Non-equity   Nonqualified
Name and                                Incentive    Deferred     All
Principal                  Stock Option Plan         Compensation Other
Position Year Salary Bonus Award Awards Compensation Earnings     Comp   Total
              ($)    ($)   ($)   ($)    ($)          ($)          ($)    ($)
(a)      (b)  (c)    (d)   (e)   (f)    (g)          (h)          (i)    (j)
-------------------------------------------------------------------------------

Todd M.
Axelrod,
President
and Chief 2007 $-0-  $-0-  $-0-  $-0-   $-0-         $-0-         $8,310 $8,310
Executive       (1)                                                  (2)
Officer   2006 $-0-  $-0-  $-0-  $-0-   $-0-         $-0-         $7,644 $7,644
                (1)                                                  (2)
(1) Mr. Axelrod does not receive compensation for services rendered.
(2) Represesents employee benefits in the form of  health and life insurances.


      During the fiscal year ended September 30, 2007, we did not grant any stock options to any of our named executive officers of the Company, and none of our named executive officers owned any stock options as of September 30, 2007.



      The following table sets forth certain information concerning compensation paid to our outside directors during fiscal 2007:


                              DIRECTOR COMPENSATION
                              ---------------------
                   Fees                  Non-Equity  Non-qualified
                Earned or                Incentive      Deferred    All
 Name            Paid in  Stock  Option    Plan      Compensation  Other Total
                   Cash   Awards Awards Compensation   Earnings    Comp
                   ($)     ($)     ($)      ($)           ($)       ($)   ($)
(a)                (b)     (c)     (d)      (e)           (f)       (g)   (h)
-------------------------------------------------------------------------------

Michael Rosenman  $-0-     $-0-   $-0-      $-0-         $-0-      $-0-   $-0-
Roger Schneier    $-0-     $-0-   $-0-      $-0-         $-0-      $-0-   $-0-
Peter Kuhr        $-0-     $-0-   $-0-      $-0-         $-0-      $-0-   $-0-


      We do not compensate any of our directors for serving on the Board or on any committee of the Board. If requested, we may reimburse our outside directors for their reasonable travel expenses incurred in attending Board or committee meetings.


      We are not a party to any employment agreement with any of our executive officers. On April 16, 2007, we entered into a letter agreement with Don Prince, pursuant to which Mr. Prince was employed on a full-time basis in a non-executive officer capacity, as the Company's Vice President of Sales. Mr. Prince's employment is on an at-will basis, and may be terminated at any time by either Mr. Prince or the Company for any or no reason at all. Mr. Prince is being compensated at the per annum rate of $100,000, and, as an inducement to accept employment with the Company, the Company awarded Mr. Prince an aggregate 50,000 options to purchase a like number of shares of the Company's common stock at an exercise price of $2.19 per share (the closing price on April 16, 2007). The options are subject to a vesting schedule and expire upon the earlier of five years from the date of grant or the termination of Mr. Prince's employment with the Company, irrespective of the reasons for any such termination.







   TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
   ________________________________________________________________________

      Prior to 2007, the Company borrowed $1,000,000 from its principal officer/stockholder, Todd M. Axelrod. The advance was due on demand but not prior to October 31, 2009, with monthly interest payable at 6%. Interest expense on the related party advance was $40,341 and $60,835 for the nine months ended June 30, 2008 and fiscal year ended September 30, 2007, respectively. On June 11, 2008, the Company agreed to issue to Mr. Axelrod an aggregate 800,000 shares of its Common Stock from treasury in exchange for the cancellation of such debt. The outstanding $1,000,000 principal amount was converted into shares of Common Stock as a conversion price of $1.25 per share, representing a premium to the closing price on June 10, 2008. The Company also has other loans outstanding from Mr. Axelrod, borrowed from time to time. These loans carry an interest rate of 3%. The principal balance of the funds borrowed totaled $1,232,752 and $786,393 as of June 30, 2008 and 2007, respectively. Interest expense on these related party borrowings was $24,401 and $21,066 during the nine months ended June 30, 2008 and fiscal year ended September 30, 2007, respectively. The borrowed funds were used to supplement cash flows from operating activities.

      On January 20, 2006, the Company held a special meeting of stockholders and approved converting $3,231,722 of debt to its principal officer/stockholder into 1,615,861 shares of Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock earns dividends at the annual rate of 3% applied to the liquidation value, and payable semi-annually so long as resources are legally available for that purpose (unless waived by the holder). Unpaid dividends are cumulative, are added to the liquidation value (upon which the annual dividend rate is applied), and are preferential in the event of liquidation and with respect to any dividends or other distributions to Common Stockholders. The Preferred Stock is non-voting (except as may be required by law) and convertible at any time at the option of the holder at a fixed rate of one common share for every $2 in liquidation value, as adjusted, per share of Preferred Stock at the time of conversion, subject to adjustment in the event of future increases or decreases in the number of outstanding shares of Common Stock for a price other than the then conversion price of the Preferred Stock or in the event of issuance of certain other securities. As of June 30, 2008 and September 30, 2007, a total of 1,715,016 and 1,689,671 shares of Common Stock were issuable upon conversion of the Preferred Stock.

      Since November 2006, Mr. Axelrod has purchased documents from outside sources for his own account with personal funds. The Company may have been interested in acquiring some or all of the items; however, management believed that the Company lacked sufficient liquidity to assume the related finance and marketability risks. As a result, the Company and Mr. Axelrod entered into a revenue-sharing arrangement whereby the Company physically safeguards and catalogs the documents, and markets certain of the items on its web site for a fee consisting of 80% of the gross profit from any sale
(defined as the sales price to a third party buyer less Mr. Axelrod's cost of acquiring the item). The Company believes this fee arrangement is considerably more favorable to the Company than the Company could obtain from an independent third party. The Company receives the same guarantee as Mr. Axelrod would receive as to the authenticity warranty obtained from the vendors. The
Company has also independently verified Mr. Axelrod's cost of the consigned inventory. During the 2007 fiscal year, 34 documents subject to the revenue-sharing arrangement were sold for $113,004 and the Company's revenue share was $78,473 which was included in revenue. During the nine month period ended
June 30, 2008, 34 documents subject to the revenue-sharing arrangement were sold for $9,319 and the Company's revenue share was $7,095.

      It is our policy that all related party transactions be disclosed to our Audit Committee for review.





                             AUDIT COMMITTEE REPORT
                             ______________________

The following report of the Audit Committee, covering our fiscal year ended September 30, 2007, shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission ("SEC") or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

      In fiscal 2007, the Audit Committee of the Board of Directors (the "Audit Committee") consisted of Mr. Kuhr (Chairman), Dr. Rosenman and Mr. Schneier, all of whom met the independence and experience requirements of the SEC and the Nasdaq National Market listing standards. The Board of Directors, in a meeting held on March 13, 2007, elected Mr. Peter Kuhr to the Board effective March 13, 2007. The Board of Directors also appointed Mr. Kuhr as a member and Chairman of the Audit Committee. The Board of Directors has determined that Mr. Kuhr meets the independence and experience requirements of the SEC and the Nasdaq National Market listing standards.

      The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the Company's financial reporting system by focusing on three areas:
      1. The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements,
      2. The independence and performance of the Company's internal auditors and independent accountants, and
      3.  The Company's compliance with legal and regulatory requirements.

      The Audit Committee meets with management and the Company's independent accountants periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee also appoints the Company's independent accountants and periodically reviews their performance and independence from management for the fiscal year.

      The Audit Committee reviewed and discussed the Company's audited financial statements with management, and management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions with Piercy, Bowler, Taylor & Kern included the matters required by Statement on Auditing Standards No. 61 (communication with Audit Committees). Piercy, Bowler, Taylor & Kern provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Piercy, Bowler, Taylor & Kern.

      Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2007 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September
30, 2007 for filing with the Securities and Exchange Commission.


                                  Submitted by:  Peter Kuhr, Chairman
                                                 Dr. Michael Rosenman
                                                 Roger Schneier





                            RATIFICATION OF APPOINTMENT
                         OF INDEPENDENT PUBLIC ACCOUNTANTS
                         ---------------------------------
      Piercy, Brown, Taylor & Kern has been selected as the Company's independent accountants for the fiscal year ending September 30, 2008. Selection of auditors is made by the Board of Directors Audit Committee subject to stockholder ratification. Piercy, Brown, Taylor & Kern has no financial interest, either direct or indirect, in the Company.

      A representative of Piercy, Brown, Taylor & Kern is expected to be available by telephone to have an opportunity to make a statement and/or respond to appropriate questions from stockholders. The Company is asking its stockholders to ratify the appointment of Piercy, Brown, Taylor & Kern because it believes such a proposal is a matter of good corporate practice. If the Stockholders do not ratify the appointment of Piercy, Brown, Taylor & Kern, the Audit Committee will reconsider whether or not to retain Piercy, Brown, Taylor & Kern, as the Company's independent public accounting firm, but may determine to do so. Even if the appointment of Piercy, Brown, Taylor & Kern is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its stockholders.

      The Board of Directors recommends voting "FOR" the ratification of the appointment of the Piercy, Brown, Taylor & Kern, as the Company's independent public accountants.


      The following table list the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the years ended September 30, 2007 and 2006 including the reviews of the unaudited interim financial statements of the Company's Form 10-QSB. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the rendition of such services.


                                             2007       2006
                                             ----       ----
                Audit Fees (1)             $39,586    $33,006
                Audit-Related Fees               0          0
                Tax Fees (2)                 2,949      3,311
                All other fees(3)           20,349          0

       (1) Audit fees consist of services rendered to the Company for the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements and related services.
       (2) Tax fees consist of tax compliance and related tax services.
       (3) All other fees would normally consist of fees for services other than the services reported above.












                       STOCKHOLDER PROPOSALS AND NOMINATIONS
                       _____________________________________

      Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, including nominations for directors, must be received by the Company no later than April 29, 2009 and must satisfy the requirements of Rule 14a-8 of Regulation 14A under the Securities and Exchange Act of 1934. All such stockholder proposals and nominations should be submitted to the Company's president as follows: Mr. Todd Axelrod, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822, Attention: Stockholder Communication. With respect to the Annual Meeting of Stockholders for 2007, under Rule 14a-4 of Regulation 14A, the Company may exercise discretionary voting authority under proxies it solicits for that meeting to vote on any matter not specified in the proxy unless the Company is notified about the matter no later than July 14, 2009 and the stockholder satisfies the other requirements of Rule 14a-4(c).




      THE COMPANY'S 2007 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING.



      In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.






                                    By Order of the Board of Directors

                                    TODD M. AXELROD
                                    Chairman of the Board




Dated: August 26, 2008
Las Vegas, Nevada









FRONT - PROXY CARD
------------------
                            GALLERY OF HISTORY, INC.
                                     PROXY
                 Annual Meeting of Stockholders, September 26, 2008

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on September 26, 2008 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. ELECTION OF DIRECTORS    FOR all nominees below       WITHHOLD AUTHORITY
                            (except as marked to the  to vote for all nominees
                            contrary below) [  ]      below [  ]

    NOMINEES:    Todd M. Axelrod,  Rod Lynam,  Michael Rosenman,
                 Roger Schneier  and  Peter Kuhr.
    INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.


2. TO RATIFY SELECTION OF PIERCY, BOWLER, TAYLOR & KERN, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2008 FISCAL YEAR.
         [  ]  FOR                 [  ]  AGAINST                [  ]  ABSTAIN





BACK OF CARD
------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                          Dated: _____________________________________, 2008

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature if held jointly

(PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
 ENVELOPE.)